UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2008

CIBER, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23488	38-2046833
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5251 DTC Parkway, Suite 1400, Greenwood Village, Colorado		80111
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (303) 220-0100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.02. Results of Operations and Financial Condition.

On April 24, 2008, CIBER, Inc. (the “Company” or “we”) issued a press release in which we announced our financial results for the three months ended March 31, 2008, and provided guidance for the 2008 second quarter and updated our 2008 fiscal year guidance.  The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The Company reports its financial results in accordance with generally accepted accounting principles (“GAAP”).  However, management believes that certain non-GAAP financial measures used in managing the Company’s business may provide users of this financial information with additional meaningful comparisons between current results and prior reported results.  Certain of the information set forth in the attached press release constitutes non-GAAP financial measures within the meaning of Regulation G adopted by the Securities and Exchange Commission.  We have presented below a reconciliation of these measures to the most directly comparable GAAP financial measure.  The presentation of this additional information is not meant to be considered in isolation or as a substitute for comparable amounts determined in accordance with GAAP in the United States.

These non-GAAP financial measures are discussed below.

1.               Organic Revenue Growth – Organic revenue growth is measured as GAAP reported revenue growth adjusted for acquisitions and divestitures, the impact of foreign currency, and other changes that do not reflect the underlying results and trends.

Organic revenue growth is a useful measure of the Company’s performance because it excludes items that: 1) are not completely under management’s control, such as the impact of foreign currency exchange; or 2) do not reflect the underlying growth of the Company, such as acquisition and divestiture activity.  The limitation of this measure is that it excludes items that have an impact on the Company’s revenue.  This limitation is best addressed by using organic revenue growth in combination with the GAAP numbers.

The following tables reconcile organic revenue growth for the three months ended March 31, 2008, to the most comparable GAAP measure, reported revenue growth.

Reconciliation of GAAP Reported Revenue Growth to Organic Revenue Growth (Non-GAAP)

	U.S. ERP Solutions			European Operations(1)			CIBER Consolidated
(Dollars in millions)	Q1 2007	Q1 2008	% Change	Q1 2007	Q1 2008	% Change	Q1 2007	Q1 2008	% Change
GAAP total revenue	$27.2	$31.5	15.8%	$71.2	$99.8	40.2%	$259.2	$294.5	13.6%
Less: Effect of foreign currency translation	—	—		—	(11.9)		—	(11.9)
Less: Acquisition activity	—	(4.0)		—	(1.5)		—	(5.5)
Organic total revenue	$27.2	$27.5	1.1%	$71.2	$86.4	21.5%	$259.2	$277.1	6.9%

(1)Presented net of intersegment eliminations.

Item 9.01(d).  Exhibits.

99.1                           Press release dated April 24, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

CIBER, Inc.

Date: April 24, 2008	By:	/s/ Peter H. Cheesbrough
Peter H. Cheesbrough
Chief Financial Officer, Executive Vice President
and Treasurer